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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):             JUNE 2, 2000


                             TECHNICLONE CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                         000-17085                   95-3698422
 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)

                               14282 FRANKLIN AVENUE
                                TUSTIN, CALIFORNIA                   92780-7017
                     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000

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ITEM 5.  OTHER EVENTS.

         On June 2, 2000, Techniclone Corporation, a Delaware corporation (the "Registrant"), entered into an amendment of its existing Common Stock Equity Line (the "Amendment"). Pursuant to the Amendment, the Registrant may be able to draw up to $2,800,000 per month, assuming the Registrant's common stock maintains a certain minimum per share price as defined in the Amendment. The Registrant's press release announcing the Amendment is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit        Name of Exhibit
                  -------        ---------------

                  99.1           Press Release of Registrant dated June 7, 2000.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TECHNICLONE CORPORATION


Date: June 7, 2000                    By:  /s/ John N. Bonfiglio
                                           ---------------------
                                           John N. Bonfiglio,
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit           Name of Exhibit
-------           ---------------

99.1              Press Release dated June 7, 2000.


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